UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

May 2, 2012

Huntington Ingalls Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34910	90-0607005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, VA		23607
(Address of Principal Executive Offices)		(Zip Code)

(757) 380-2000

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 2, 2012, upon approval by the stockholders at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Huntington Ingalls Industries, Inc. (the “Company”), the Company adopted the Huntington Ingalls Industries, Inc. 2012 Long-Term Incentive Stock Plan (the “2012 Plan”). A description of the material terms of the 2012 Plan is set forth under the heading “Proposal to Approve the 2012 Long-Term Incentive Stock Plan—Summary Description of the 2012 Plan” in the Company’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 3, 2012, which description is hereby incorporated into this Item 5.02 by reference. The text of the 2012 Plan is set forth in Annex A to the Company’s Proxy Statement, which text is hereby incorporated into this Item 5.02 by reference. The 2012 Plan is also incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2012, the Company held the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of three directors, for terms ending in 2015, were as follow:

Name	For	Withheld	Broker Non-Votes
Paul D. Miller	41,757,559	448,009	3,538,723
C. Michael Petters	41,836,552	368,829	3,538,723
Karl M. von der Heyden	41,760,002	445,353	3,538,723

Item 2 - Proposal to Ratify Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2012 were as follow:

For	Against	Abstentions	Broker Non-Votes
45,510,734	126,948	106,622	NA

Item 3 - Proposal Regarding Advisory Approval of Executive Compensation

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follow:

For	Against	Abstentions	Broker Non-Votes
35,220,974	6,750,159	234,455	3,538,723

Item 4 - Proposal Regarding Frequency of Future Advisory Approvals of Executive Compensation

Votes regarding the frequency of future advisory approvals of executive compensation were as follow:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,941,615	302,422	1,763,011	198,052	3,538,723

Item 5 - Proposal to Approve the Company’s 2012 Long-Term Incentive Stock Plan

Votes on a proposal to approve the 2012 Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
39,570,648	2,431,714	203,165	3,538,742

Item 6 -	Proposal to Approve the Company’s Performance-Based Compensation Policy to Preserve the Tax Deductibility of Performance-Based Payments

Votes on a proposal to approve the Company’s Performance-Based Compensation Policy to preserve the tax deductibility of certain performance-based payments were as follow:

For	Against	Abstentions	Broker Non-Votes
40,080,697	1,953,357	171,549	3,538,723

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	Huntington Ingalls Industries, Inc. 2012 Long-Term Incentive Stock Plan, approved by the stockholders on May 2, 2012 (incorporated by reference to Annex A to the Proxy Statement filed on April 3, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 8, 2012	By:	/s/ Bruce N. Hawthorne
Bruce N. Hawthorne
Corporate Vice President, General Counsel and Secretary